                                                                      Exhibit 24

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ George E. Wardeberg
                                     ------------------------------------------
                                     George E. Wardeberg

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Ted D. Kellner
                                     ------------------------------------------
                                     Ted D. Kellner

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Wendell F. Bueche
                                     ------------------------------------------
                                     Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Robert A. Schaefer
                                     ------------------------------------------
                                     Robert A. Schaefer

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                      /s/ D.J. Kuester
                                     ------------------------------------------
                                      D.J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Oscar C. Boldt
                                     ------------------------------------------
                                     Oscar C. Boldt

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Burleigh E. Jacobs
                                     ------------------------------------------
                                     Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Stuart W. Tisdale
                                     ------------------------------------------
                                     Stuart W. Tisdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director and executive officer of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director and executive officer to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ J.B. Wigdale
                                     ------------------------------------------
                                     J.B. Wigdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Don R. O'Hare
                                     ------------------------------------------
                                     Don R. O'Hare

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Katharine C. Lyall
                                     ------------------------------------------
                                     Katharine C. Lyall

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Timothy E. Hoeksema
                                     ------------------------------------------
                                     Timothy E. Hoeksema

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ Peter M. Platten, III
                                     ------------------------------------------
                                     Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY
                                (2000 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2000 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 22nd day of February, 2001.

                                     /s/ San W. Orr, Jr.
                                     ------------------------------------------
                                     San W. Orr, Jr.